SUBSEQUENT EVENTS	3 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated events through November 12, 2025, the date these financial statements were available for issuance, and determined there were no events requiring disclosures, except as disclosed below:

On October 8, 2025, the Company entered into a promissory note agreement with the Company’s CEO Drew Hall for total principal of $50,000. The Company will pay 8% per annum, until the total principal is paid in full. The note matures on November 15, 2027 and has no default interest rate.

On October 15, 2025, the Company issued 100 shares of common stock pursuant to a stock option exercise for $600 in cash proceeds.

Subsequent to September 30, 2025, the Company issued 23,667 shares of common stock related to subscriptions for cash received in previous periods.